UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

Global Power Equipment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Blvd., Suite 400

Irving, TX 75039

(Address of principal executive offices) (Zip code)

(214) 574-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Global Power Equipment Group Inc. (“Global Power”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by Global Power with the Securities and Exchange Commission (“SEC”) on May 3, 2013 (the “Original Form 8-K”) in connection with the acquisition of the issued and outstanding shares of capital stock (the “Shares”) of Hetsco Holdings, Inc., a Delaware corporation (“Hetsco Holdings”). Hetsco Holdings is the parent company of Hetsco, Inc. As indicated in the Original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of Hetsco Holdings, Inc. and subsidiary are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.1 — Hetsco Holdings, Inc. and subsidiary’s audited consolidated financial statements, including the independent auditor’s report as of and for the year ended December 31, 2012.

Exhibit 99.2 — Hetsco Holdings, Inc. and subsidiary’s condensed consolidated financial statements as of March 31, 2013 (unaudited) and December 31, 2012 and for the three months ended March 31, 2013 and 2012 (unaudited).

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Global Power as of March 31, 2013, for the three months ended March 31, 2013 and for the year ended December 31, 2012.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP, Independent Auditor.

99.1	Audited consolidated financial statements of Hetsco Holdings, Inc. and subsidiary as of and for the year ended December 31, 2012 and Independent Auditor’s Report thereon.

99.2	Condensed consolidated financial statements of Hetsco Holdings, Inc. and subsidiary as of March 31, 2013 (unaudited) and December 31, 2012 and for the three months ended March 31, 2013 and 2012 (unaudited).

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Global Power Equipment Group Inc. as of March 31, 2013, for the three months ended March 31, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: July 16, 2013	By:	/s/ William G. Evans,
William G. Evans,
Vice President and Chief Accounting Officer As a duly authorized officer of the Registrant and as principal accounting officer.

Exhibit Index

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP, Independent Auditor.

99.1	Audited consolidated financial statements of Hetsco Holdings, Inc. and subsidiary as of and for the year ended December 31, 2012 and Independent Auditor’s Report thereon.

99.2	Condensed consolidated financial statements of Hetsco Holdings, Inc. and subsidiary as of March 31, 2013 (unaudited) and December 31, 2012 and for the three months ended March 31, 2013 and 2012 (unaudited).

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Global Power Equipment Group Inc. as of March 31, 2013, for the three months ended March 31, 2013 and for the year ended December 31, 2012.

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